UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 20, 2023
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41187	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, Level 3 Singapore	238164
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On December 20, 2023, FingerMotion, Inc. (the “Company” or “FingerMotion”) issued a news release to provided an update on its Big Data subsidiary branded Sapientus. Highlights include the following:

1.	Big Data models are well positioned for commercialization in the coming year. Sapientus expects to engage more partners for commercial applications and expanded use cases.

2.	Existing partners are in the integration phase, gradually ramping up adoption, and are expected to transition to large scale commercialization phase in the next 2-3 years.

3.	Big Data product modules are evolving at an ever-increasing pace, with insurance modules expected to move beyond underwriting and risk management to sales and customer engagements. In addition, a growing number of modules that extend beyond insurance will be designed and structured if well aligned.

4.	As developmental milestones are reached from these innovations, the Company looks to move from per-usage charges to profit sharing and/or commission-based arrangements.

The past year has been transformative to Sapientus - the proprietary analytic models have been collaboratively tested and validated with empirical insurance data. The studies have demonstrated a high degree of accuracy in their predictive value in tracking substandard cases which is pivotal in the enhancement of the overall insurance underwriting experience. Within the health insurance segment, the algorithms have empowered reinsurance providers with more flexibility to manage insurance portfolios and hopefully improve profitability. Extending beyond insurance, the analytical capabilities of these intelligent models should assist in identifying ideal customers with higher engagement levels.

“We are just scratching the surface of what is possible in our Big Data division,” said Martin Shen, CEO of FingerMotion. “Reinsurance is a very large business, but as artificial intelligence has shown us, the market for predictable algorithms is almost infinite.

Looking ahead to 2024, Sapientus targets the following objectives:

1.	Steady expansion of services to reach larger audiences via new and innovated modules that are bespoken, leveraging ongoing partnerships and our integrated analytics platform;

2.	Additional re/insurer partnerships following positive receptive feedback from recent business summits; and

3.	Brokerage services and solutions, perhaps through acquisitions or partnerships, to broaden our market footprint and capture a greater scope of commercial opportunities.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	News Release dated December 20, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: December 20, 2023	By:	/s/ Martin J. Shen
Martin J. Shen
CEO

4